UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2015

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices)

(918) 742-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 19, 2015, Helmerich & Payne International Drilling Co. (“Helmerich & Payne International Drilling”), a wholly owned subsidiary of Helmerich & Payne, Inc. (the “Company”), completed an offering of $500,000,000 aggregate principal amount of 4.65% senior unsecured notes due 2025 (the “Notes”). The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act.

Indenture

On March 19, 2015, Helmerich & Payne International Drilling and the Company entered into a base indenture (the “Base Indenture”) and a supplemental indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) with Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the Notes were issued.

The Notes are senior unsecured obligations of Helmerich & Payne International Drilling, which rank equally with all other existing and future senior unsecured debt of Helmerich & Payne International Drilling and will rank senior in right of payment to all other future subordinated debt of Helmerich & Payne International Drilling. The Notes will be effectively subordinated to any of the future secured debt of Helmerich & Payne International Drilling to the extent of the value of the assets securing such debt. In addition, the Notes will be structurally subordinated to the liabilities (including trade payables) of Helmerich & Payne International Drilling’s subsidiaries, other than any subsidiary that in the future guarantees the Notes. The Company’s guarantee of the Notes (the “Guarantee”) will rank equally in right of payment with all of the Company’s future unsecured senior debt and senior in right of payment to all of the Company’s future subordinated debt. The Guarantee will be effectively subordinated to any of the Company’s future secured debt to the extent of the value of the assets securing such debt.

Helmerich & Payne International Drilling, at its option, may redeem the Notes in whole or part, at any time or from time to time at a redemption price equal to 100% of the principal amount of such Notes to be redeemed, plus accrued and unpaid interest, if any, on those Notes to the redemption date, plus a make-whole premium. Additionally, commencing on December 15, 2024, Helmerich & Payne International Drilling, at its option, may redeem the Notes in whole or part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on those Notes to the redemption date.

The Indenture includes covenants that, among other things, limit the Company’s and its subsidiaries’ ability to incur certain liens and to enter into sale and lease-back transactions and limit the Company’s and Helmerich & Payne International Drilling’s ability to consolidate, merge, or transfer all or substantially all of their assets. These covenants are subject to important qualifications and limitations set forth in the Indenture.

Upon the occurrence of a change of control, as defined in the Indenture, each holder of the Notes may require Helmerich & Payne International Drilling to purchase all or a portion of such holder’s Notes at a price equal to at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of, premium, if any, and accrued interest, if any, on the Notes to become or to be declared due and payable.

Helmerich & Payne International Drilling intends to use the net proceeds from the offering for general corporate purposes, including capital expenditures associated with its rig construction program.

The above description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the Indenture and the form of note. A copy of the Base Indenture is attached as Exhibit 4.1, a copy of the First Supplemental Indenture is attached as Exhibit 4.2 and a copy of the form of note is attached as Exhibit 4.3 and each is incorporated in this report by reference.

The Notes and Guarantee have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Registration Rights Agreement

On March 19, 2015, in connection with the issuance of the Notes, Helmerich & Payne International Drilling and the Company entered into a registration rights agreement with Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Helmerich & Payne International Drilling and the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission for an offer to exchange the Notes for freely tradable notes substantially identical to the Notes that are registered under the Securities Act. Helmerich & Payne International Drilling and the Company have agreed to use commercially reasonable efforts to cause the registration statement to be declared effective by December 14, 2015. Helmerich & Payne International Drilling and the Company further agreed to file a shelf registration statement for the resale of the Notes if they cannot effect the exchange offer and in certain other circumstances. If Helmerich & Payne International Drilling and the Company fail to fulfill their obligations described above within specified time periods, additional interest on the Notes will accrue.

The above description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached as Exhibit 4.4 and is incorporated in this report by reference.

Item 2.03                                           CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01                                           FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits.

Exhibit No.	Description

4.1	Base Indenture, dated March 19, 2015, by and between Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc. and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture, dated March 19, 2015, by and between Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc. and Wells Fargo Bank, National Association

4.3	Form of Note (included in Exhibit 4.2 above)

4.4	Registration Rights Agreement, dated March 19, 2015, by and between Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Jonathan M. Cinocca
Jonathan M. Cinocca
Corporate Secretary

DATE: March 19, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Base Indenture, dated March 19, 2015, by and between Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc. and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture, dated March 19, 2015, by and between Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc. and Wells Fargo Bank, National Association

4.3	Form of Note (included in Exhibit 4.2 above)

4.4	Registration Rights Agreement, dated March 19, 2015, by and between Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC